August 6, 2019

BNY MELLON FAMILY OF FUNDS

Supplement to Current Prospectus of Funds Offering Class A Shares

Effective September 30, 2019 (the "Effective Date"), the following information supplements and replaces any contrary information contained in the section of the fund's Prospectus entitled "Shareholder Guide—Choosing a Share Class—Sales Charge Reductions and Waivers" pertaining to "Raymond James" (as defined below):

Shareholders purchasing Class A shares of the fund through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible for the sales charge reductions and/or waivers pertaining to Raymond James disclosed in the fund's prospectus.

As of the Effective Date, the following information supplements the information contained in the section of the fund's Prospectus noted above under the following heading:

Front-end sales charge reductions on Class A shares purchased through Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity's affiliates (Raymond James)

•                  Letter of Intent, which allows for breakpoint discounts based on anticipated purchases within the BNY Mellon Family of Funds, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

As of the Effective Date, the following information supersedes and replaces the second bullet point contained in the section of the fund's Prospectus noted above under the following heading:

Front-end sales charge waivers on Class A shares purchased through Raymond James

•                  Shares purchased within the BNY Mellon Family of Funds, including shares of the fund, through a systematic reinvestment of dividends and capital gains distributions of the fund